UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 2, 2009

VALENCE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20028	77-0214673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12303 Technology Boulevard,
Suite 950

Austin, Texas  78727

(Address of principal executive offices)

(512) 527-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On July 2, 2009, Valence Technology, Inc. (the “Company”) entered into an Amendment No. 1 to At Market Issuance Sales Agreement (the “Amendment”) with Wm Smith & Co., as sales agent (the “Sales Agent”), which Amendment amended the terms of that certain At Market Issuance Sales Agreement dated February 22, 2008 (the “Sales Agreement”) between the Company and the Sales Agent, the form of which was filed with the Securities and Exchange Commission under a report on Form 8-K dated February 22, 2008.

The Amendment provides, among other things, that the number of shares of the Company’s common stock which may be issued and sold in a series of transactions over time as the Company may direct through the Sales Agent is increased from 5,000,000 to 10,000,000 shares.  To date, the Company has sold 4,621,448 shares of its common stock under the Sales Agreement and 5,378,552 shares remain available for issuance and sale under the Sales Agreement, as modified by the Amendment.

Sales of shares of the Company’s common stock, if any, may be made in privately negotiated transactions and/or any other method permitted by law, including sales deemed to be an “at the market” offering as defined in Rule 415 under the Securities Act of 1933, which includes sales made directly on The NASDAQ Stock Market, the existing trading market for the Company’s common stock, or sales made to or through a market maker other than on an exchange. The Sales Agent will make all sales on a best efforts basis using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between the Sales Agent and the Company.

Unless the Company and the Sales Agent agree to a lesser amount with respect to certain persons or classes of persons, the compensation to the Sales Agent for sales of common stock sold pursuant to the Sales Agreement will be 6.0% of the gross proceeds of the sales price per share.

The summary of the terms of the Amendment is qualified in its entirety by the text of the Amendment, a copy of which is attached to this Form 8-K as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 10.1	Amendment No. 1 to At Market Issuance Sales Agreement, dated July 2, 2009, by and between Valence Technology, Inc. and Wm Smith & Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALENCE TECHNOLOGY, INC.

Dated: July 6, 2009	By:	/s/ Roger Williams
Roger Williams
General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit 10.1	Amendment No. 1 to At Market Issuance Sales Agreement, dated July 2, 2009, by and between Valence Technology, Inc. and Wm Smith & Co.

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